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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  August 1, 2000


                               NMT Medical, Inc.
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               (Exact name of registrant as specified in charter)


Delaware                          000-21001                  95-4090463
(State or other juris-            (Commission                (IRS Employer
diction of incorporation)         File Number)               Identification No.)


27 Wormwood Street, Boston, Massachusetts                    02210
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (617) 737-0930



                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

     On August 1, 2000, NMT Medical, Inc. (the "Company") issued a press release announcing the resignation, effective as of August 15, 2000, of William J. Knight as Vice President of Finance and Administration, Chief Financial Officer and Acting Co-President of the Company to pursue other business opportunities. Rudy Davis, Vice President of Sales and Marketing and Acting Co-President will continue to serve as Acting President. The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits

Exhibit No.    Description
-----------    -----------

  99.1 Press Release, dated August 1, 2000, announcing the resignation of William J. Knight as Vice President of Finance and Administration, Chief Financial Officer and Acting Co-President of NMT Medical, Inc.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2000                        NMT Medical, Inc.
                                            -----------------
                                            (Registrant)

                                            By:/s/ Randall W. Davis
                                            --------------------
                                            Name:  Randall W. Davis
                                            Title:  Acting Co-President

                                      -3-
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                                 EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

  99.1 Press Release, dated August 1, 2000, announcing the resignation of William J. Knight as Vice President of Finance and Administration, Chief Financial Officer and Acting Co-President of NMT Medical, Inc.